American Century Government Income Trust

PROSPECTUS SUPPLEMENT

CAPITAL PRESERVATION FUND * GINNIE MAE FUND
GOVERNMENT AGENCY MONEY MARKET FUND * GOVERNMENT BOND FUND
INFLATION-ADJUSTED BOND FUND * SHORT-TERM GOVERNMENT FUND

INVESTOR/INSTITUTIONAL/ADVISOR/C CLASS

Supplement dated May 1, 2006 * Prospectus dated July 29, 2005

THE FOLLOWING PARAGRAPH IS ADDED AS THE SECOND PARAGRAPH UNDER THE HEADING
GINNIE MAE ON PAGE 23 OF THE INVESTOR/INSTITUTIONAL PROSPECTUS AND ON PAGE 22 OF
THE ADVISOR/ C CLASS PROSPECTUS.

DAN SHIFFMAN

Mr. Shiffman, Vice President and Portfolio Manager, has been a member of the team that manages Ginnie Mae since he joined American Century in May 2004 as a senior structured securities analyst. He became a portfolio manager in February
2006. Prior to joining American Century, he was an investment officer at CalPERS from August 1996 to April 2004. He has a bachelor's degree from the University of California-Berkeley and an MBA from Thunderbird, The Garvin School of
International Management. He is a CFA charterholder.

THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER THE HEADING GOVERNMENT AGENCY
MONEY MARKET ON PAGE 23 OF THE INVESTOR/INSTITUTIONAL CLASS PROSPECTUS AND ON
PAGE 22 OF THE ADVISOR/ C CLASS PROSPECTUS.

DENISE LATCHFORD

Ms. Latchford, Vice President, Senior Portfolio Manager and Director of Money
Fund Investments, has been a member of the team since January 1996. She joined
American Century in 1988, becoming a member of its investment management department in 1991 and a portfolio manager in June 1995. She has a bachelor's degree in accounting from San Diego State University and an MBA in finance from
Golden Gate University - San Francisco.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.
The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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